CLAYMORE TRUST

Claymore Peroni Equity Opportunities Fund

Supplement to the Prospectus dated April 1, 2007

At a meeting of the Board of Trustees of Claymore Trust on May 22, 2007, the Board voted to terminate the Claymore Peroni Equity Opportunities Fund (the “Fund”) and to redeem the outstanding shares of the Fund. It is expected that the shares of the Fund will be redeemed on or about May 31, 2007. The Board determined that liquidation of the Fund was in the best interest of the Fund given the resignation of Eugene Peroni, Jr., who was the Fund’s portfolio manager.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

May 23, 2007